UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2026

APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
(Address of principal executive offices)		(Zip Code)

4400 West 78th Street, Suite 520	Minneapolis	Minnesota	55435
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(952) 835-1874
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(c)
On January 21, 2026, Apogee Enterprises, Inc., (the “Company”) announced that Mark R. Augdahl, 60, was promoted from interim Chief Financial Officer to the Company’s Executive Vice President and Chief Financial Officer effective January 19, 2026. Mr. Augdahl previously served as the Company’s Chief Accounting Officer.
In connection with Mr. Augdahl’s appointment as Executive Vice President and Chief Financial Officer, the Company and Mr. Augdahl entered into an Offer Letter dated January 15, 2026 (the “Offer Letter”). Pursuant to the terms of the Offer Letter, Mr. Augdahl is entitled to an initial annual base salary of $550,000 per year.
The Offer Letter also provides for the grant to Mr. Augdahl of $700,000 worth of restricted shares of the Company’s common stock based on the closing price of the Company’s stock on January 16, 2026. According to the Restricted Stock Award Agreement, such restricted shares will vest on a two-year vesting schedule. Assuming continued employment with the Company, 50% of the restricted shares will vest on the one-year anniversary of Mr. Augdahl’s appointment date of January 19, 2026, with the remaining 50% of restricted shares vesting on the two-year anniversary. Pursuant to the Offer Letter, if Mr. Augdahl’s employment is terminated due to retirement or involuntary termination without cause prior to one year of service, Mr. Augdahl will be eligible to receive 50% of the initial grant immediately and the remainder will be forfeited. Between one year and two years of service, if Mr. Augdahl’s employment is terminated due to retirement or involuntary termination, Mr. Augdahl will be eligible to receive the remainder of the award immediately.
The Offer Letter also provides for a sign-on incentive of $50,000 payable on the first practical pay period after Mr. Augdahl’s start date.
As an executive officer of the Company, Mr. Augdahl will participate in the Company’s Annual Short-Term Incentive Plan (“AIP”) for fiscal year 2027, which offers a target cash incentive of 75% of Mr. Augdahl’s base salary (with a payout range of 0% - 150% of such target), subject to achievement of certain financial performance metrics established by the Board.
Mr. Augdahl will also participate in the Company’s Long-Term Incentive Plan (“LTIP”) for fiscal 2027, which consists of two types of awards: (i) a three-year performance award covering fiscal year 2027 through fiscal year 2029 that is subject to the achievement of certain financial performance metrics to be determined by the Compensation Committee in the normal course at the beginning of fiscal 2027, valued at 75% of Mr. Augdahl’s base salary, granted every year and settled following the end of each three-year performance period, and (ii) an annual grant of restricted shares of the Company’s common stock targeted at 75% of Mr. Augdahl’s base salary based on the closing price of the Company’s common stock on the grant date, which will vest in one-third increments on April 30th of each of the first three-calendar years following the grant date.
The LTIP awards will be granted to Mr. Augdahl pursuant to, and subject to, the terms of the Company’s 2019 Stock Incentive Plan and the customary forms of Performance Award Agreement and Restricted Stock Award Agreement.
Mr. Augdahl will also receive certain customary benefits available to, and on the terms generally applicable to, the Company’s executive officers.
Mr. Augdahl, 60, in addition to serving as the Company’s Chief Accounting Officer since 2023, has served in various finance leadership roles at the Company and its subsidiaries for the past 25 years, including as interim Chief Financial Officer. Mr. Augdahl has no family relationship with any director or other officer of the Company.
The foregoing description of the Offer Letter and Form of Restricted Stock Award Agreement are summaries and qualified in their entirety by reference to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
CEO Performance Bonus
On November 5, 2025, the Company disclosed the terms of an Offer Letter provided to Donald A. Nolan, the Company’s Chief Executive Officer, including a short-term incentive bonus, with a target amount equal to 100% of his base salary actually paid to Mr. Nolan during the Term (as defined in Exhibit 10.2 to the Current Report on Form 8-K filed on November

5, 2025, and incorporated herein by reference) (the “Performance Bonus”). The actual award is subject to Board or the Compensation Committee of the Board discretion, to be exercised depending on Mr. Nolan’s achievement of certain performance goals and business objectives (“CEO Performance Goals”), to be approved by the Board in the fourth quarter of fiscal 2026 and paid upon the expiration of the Term. On January 15, 2026, the Board approved Mr. Nolan’s CEO Performance Goals, which are based on strategic and financial targets, customer focus, filling of key positions, and to drive alignment, efficiency and cost savings.
There is no threshold performance level for the Performance Bonus. The Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

Item 7.01	Regulation FD Disclosure
A copy of the Company’s press release announcing the appointment of Mark R. Augdahl as the Chief Financial Officer has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in the press release is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are furnished herewith:

10.1	Offer Letter Agreement dated January 15, 2026, between Apogee Enterprises, Inc. and Mark Richard Augdahl*
10.2	Form of Restricted Stock Award Agreement*
10.3	Offer Letter effective October 31, 2025 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 5, 2025
99.1	Press release dated January 21, 2026
104	Cover Page interactive Data file (embedded within the Inline XBRL document).
_________
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
APOGEE ENTERPRISES, INC.
By: /s/ Meghan M. Elliott
Meghan M. Elliott
Executive Vice President Chief
Legal Officer and Secretary
Date: January 22, 2026